Midwest Energy Emissions Corp

Mercury Solutions For the Global Power Industry

Alan Kelley – President, MEEC

ME$_2$C
Midwest Energy Emissions Corp

Forward Looking Statements

- *This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed herein under the caption "Risk Factors" that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statement involve risks and uncertainties, including those detailed in ME$_2$C's filings and with the Securities and Exchange Commission.*

Midwest Energy Emissions Corp

Mercury Control Is a Global Imperative

Three countries have power plant regulations on the books today.

- United States
- Canada
- China

Through a 4 year UN lead effort, in January 2013, 140 nations agreed to establish mercury control regulations. A treaty will be signed in Minimata, Japan in 4 months legally committing themselves to this effort.

Midwest Energy Emissions Corp

United States Action

ENVIRONMENTAL PROTECTION AGENCY HAS **MANDATED**

- The Mercury & Air Toxics Standards (MATS)
- Approx. 90% mercury removal from all coal-fired plants
- Effective date – April 2015…22 months
- Mercury is a known neurotoxin
- 15 states already have passed power plant mercury controls.
- US government created $9 Billion (EPA estimate) annual industry – it's not going away.

Midwest Energy Emissions Corp

Who Are We

- Midwest Energy Emissions Corp. (OTCQB: MEEC)
- We are a company dedicated to controlling mercury emissions from power plants.
- We have acquired the mercury control IP rights from the Energy and Environmental Research Center (EERC).
- We have the "Best-in-Class" solution for mercury control.
- Management team has over 90 years of utility-focused experience.
- We have been partnering with the EERC for over six years.

Midwest Energy Emissions Corp

Who is the EERC

A recognized premier center for energy and environmental research.

- Government designated 11 EERC "Centers of Excellence" including "Center for Air Toxic Metals".
- 300 Engineers and Scientists
- 20 years of research and full-scale field testing in mercury control
- EERC mercury solutions:
  - Born of $60 million in government and private funding
  - 23 patents in US, Canada, China and Europe
  - Commercially proven in 25 utility field demonstrations

MEEC has the exclusive, ongoing rights to the EERC's mercury control patents.

Midwest Energy Emissions Corp

MEEC Value Proposition

MEEC patented process for mercury control is "Best-In-Class"

- We sell and deliver MATS Compliance
- Less cost than our competitors (some as much as 70%)
- Significant breadth of success across fuel/system types
- No impact on other plant operations

Our Competitors

- Not as efficient – much more chemical product
- Corrosive properties in plant equipment – before and after boiler
- Likely introducing new chemicals to ash ponds
- Spoiling fly-ash sales to cement industry ($450 million utility industry sales in 2011)

Midwest Energy Emissions Corp

OPPORTUNITY

MATS affects over 1100 power plant units

We estimate that **800 are in our "Sweet Spot"**

- 5% of market = $ 140 million annual revenue
- 7% of market = $ 200 million annual revenue
- 10% of market = $ 280 million annual revenue

With Operating Margins of 25% to 35%

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Midwest Energy Emissions Corp

Our Cost Advantage



Plant 1: Lignite
Plant 2: Subbit.
Plant 3: Subbit.
Plant 4: Subbit.
Plant 5: Bit.
Plant 6: Subbit.
Mercury Removal Cost $ Millions/year
0
2
4
6
8
10
12
14
16
18
20
ME2C
BAC
47%
51%
70%
70%
28%
57%
80% Removal
90% Removal
90% Removal
90% Removal
80% Removal
90% Removal

Midwest Energy Emissions Corp

MEEC Delivers Operating Leverage to Customers & Investors

Very low capital cost approach for customers

- Max $1.5 - $2.0 million for large coal unit, for many $.5 million incremental cost
- Razor / Razor-blade model – we don't sell equipment, we make money on annual chemical sales
- $2 million to $5 million annual revenue for average unit
- Can scale up and maintain low SG&A costs.

Midwest Energy Emissions Corp

What we do: Coal Power Plant MEEC Mercury Control Injection


Coal Bunker
Boiler
Stack
Coal Feeder
Air Preheate
Side A
ESP
Side A
ID
Pulverize rs
MEEC SEA™ Injection System
MEEC Sorbent

Midwest Energy Emissions Corp

Commercial Installation





SEA™ Injection Equipment

Sorbent Silo

ME2C
Midwest Energy Emissions Corp

Current Status of Market Penetration

- First commercial customer – two large units
- Several successful demonstrations since last summer.
- Utility managers need MATS compliance plans in place by year-end, or soon thereafter.
- Several demonstrations scheduled into early Fall. Some prospective customers have one plant, most operate fleets of 4 to 11 plants.

Midwest Energy Emissions Corp

Management Team Utility Focused

Assembled in 2011

- John Norris-Chairman – Duke, AEP, Fuel Tech
- Alan Kelley – President & CEO – EEInc., Ameren, Grand Bahama Power Company
- Marc Sylvester – VP Sales - Nalco, Fuel Tech
  - Nation-wide group of sales representatives in place
- Rich Gross – CFO

ME2C
Midwest Energy Emissions Corp

SUMMARY

- EPA has created a $9 Billion US market for mercury control
- The market will expand world-wide.
- MEEC has the "Best-In-Class" proven, patented solution.
- 90 years of Experience with:

AEP AMERICAN ELECTRIC POWER

Ameren

DUKE ENERGY.

- Already have first contract.
- Have had very favorable demonstrations with large utilities.

The Opportunity is NOW